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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 13, 2003

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

     NEW  JERSEY                    0-6994                         22-1630072

  (State  or  Other  Jurisdiction  of          (Commission  File  Number)
(IRS  Employer  Identification  No.)
     Incorporation)


          44  TALMADGE  ROAD,  EDISON,  NJ                         08818-4005
       (Address  of  Principal  Executive Offices)                    (ZIP Code)


          Registrant's  telephone  number,  including area code:  (732) 287-1200

          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)








ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).


     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

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     On  May 13, 2003, New Brunswick Scientific Co., Inc. issued a press release reporting its financial results for the three months ended March 29, 2003. The press release is attached hereto as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits

EXHIBIT          DESCRIPTION


99.1     Press  Release  issued  May  13,  2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

Date:  May  13,  2003                         By:     /s/Samuel  Eichenbaum

                                        Samuel  Eichenbaum
                                        Vice  President,  Finance  and
                                        Chief  Financial  Officer